                                                                     EXHIBIT 1.1

                              JAKKS PACIFIC, INC.

                              2,700,000 SHARES(1)
                                  COMMON STOCK
                               ($.001 PAR VALUE)

                         ------------------------------

                             UNDERWRITING AGREEMENT

                                                              New York, New York
                                                                          , 1999
Donaldson, Lufkin & Jenrette Securities Corporation
Advest, Inc.
Morgan Keegan & Company, Inc.
DLJdirect Inc.
  As Representatives of the several Underwriters
c/o Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

     JAKKS Pacific, Inc., a Delaware corporation (the "Company"), and the persons named in Schedule I hereto (the "Selling Stockholders") propose to sell to the several underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, a total of 2,700,000 shares of Common Stock, $.001 par value ("Common Stock"), of the Company (said shares to be sold by the Company and the Selling Stockholders collectively are hereinafter called the "Underwritten Securities"). Of the 2,700,000 shares of Underwritten Securities, 2,200,000 are being sold by the Company and 500,000 by the Selling Stockholders. The Company and the Selling Stockholders also propose to grant to the Underwriters an option to purchase up to 405,000 additional shares of Common Stock to cover over-allotments (the "Option Securities"; the Option Securities, together with the Underwritten Securities, are hereinafter called the "Securities"). Of the 405,000 Option Securities, 330,000 are being offered by the Company and 75,000 by the Selling Stockholders; in the event that the Underwriters do not purchase all of the Option Securities, the Company and the Selling Stockholders will sell their respective pro rata portions of the Option Securities actually purchased. To the extent there are no additional Underwriters listed on Schedule II other than you, the terms Representatives and Underwriters, shall mean either the singular or plural as the context requires. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Certain terms used herein are defined in Section 18 hereof.

---------------

1Plus an option to purchase from the Company and the Selling Stockholders up to 405,000 additional shares of Common Stock to cover over-allotments.

     1.  Representations and Warranties.

     (a) The Company. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1:

          (i) Registration Statement; Amendments; Final Prospectus. The Company meets the requirements for the use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement
     (Registration Number 333-      ) on Form S-3, including a related
     preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (2) after the Effective Date of such registration statement, a final prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (ii) Compliance. On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which Option Securities are purchased, if such date is not the Closing Date (a "settlement date"), the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (iii) Subsidiaries. The subsidiaries of the Company (the "Subsidiaries") listed in Exhibit 21 to the Company's Annual Report on Form 10-KSB most recently filed with the Commission, Berk Corporation, a California corporation, Flying Colors Toy, Inc., a Michigan corporation and JAKKS Acquisition II, Inc., are the only material subsidiaries of the Company.

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          (iv) Due Organization.  Each of the Company and the Subsidiaries has
     been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification.

          (v) Capitalization of Subsidiaries. All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned Subsidiaries or through a designated nominee of the Company, free and clear of any security interests, claims, liens or encumbrances, except that all of the outstanding shares of each of the Subsidiaries have been pledged in connection with the issuance of the Company's Convertible Debentures described in the Prospectus.

          (vi) Capitalization. The authorized, issued and outstanding capital stock of the Company, as of September 30, 1999, was as set forth under the caption "Capitalization" in the Prospectus and there will be no material change in such authorized, issued and outstanding capital stock prior to the Closing Date. The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus. The outstanding shares of capital stock of the Company have been duly and validly authorized and issued free of preemptive rights, and are fully paid and nonassessable. The Securities being sold hereunder by the Company and by the Selling Stockholders have been duly and validly authorized and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be duly issued, fully paid and nonassessable. The Securities have been approved for listing on the Nasdaq National Market upon notice of issuance. The certificates for the Securities are in valid and sufficient form; no holder of capital stock of the Company is entitled to preemptive or other rights to subscribe for the Securities and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or other ownership interests in the Company are outstanding.

          (vii) Registration Statement. There is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Prospectus under the headings "Risk Factors--Our ability to issue "blank check" preferred stock and our obligation to make severance payments could prevent or delay takeovers", "Management's Discussion and Analysis of Financial Condition and Results of Operations--Impact of Year 2000", "Certain Relationships and Related Transactions" and "Description of Securities" fairly summarize the matters therein described.

          (viii) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company and constitutes its legal, valid and binding obligation.

          (ix) Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

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

          (x) Consents. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained or made by the Company or the Selling Stockholders in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

          (xi) Market Manipulation. The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (xii) No Conflicts. Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, or result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, (A) the charter or by-laws of the Company or any of the Subsidiaries, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Subsidiaries or any of its or their properties.

          (xiii) Registration Rights. The Company has registered all applicable securities of any persons or entities which have registration rights, except that the Company has not registered the shares underlying the warrant issued to Worldwide Wrestling Federation Entertainment Inc. (formerly, Titan Sports Inc.) on June 30, 1999.

          (xiv) Financial Statements. The consolidated financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated. Such consolidated financial statements comply as to form with the applicable accounting requirements of the Act, the Exchange Act and the respective rules and regulations of the Commission thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

          (xv) Litigation. No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (A) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (B) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

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

          (xvi) Properties. Each of the Company and the Subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as currently conducted.

          (xvii) Violations. Neither the Company nor any of the Subsidiaries is in violation or default of (A) any provision of its charter or bylaws, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (C) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Subsidiaries or any of its or their properties, as applicable, except for any such violation or default which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (xviii) Accountants. Pannell Kerr Forster, Certified Public Accountants, A Professional Corporation, which have certified the consolidated financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the consolidated financial statements and schedules included or incorporated by reference in the Prospectus, are independent accountants with respect to the Company within the meaning of the Act and the rules and regulations of the Commission thereunder. Plante & Moran, LLP, Certified Public Accountants, which have certified the financial statements of the Flying Colors division of Flying Colors Toys, Inc. and delivered their report with respect to the financial statements included in the Prospectus, are independent accountants with respect to the Company within the meaning of the Act and the rules and regulations of the Commission thereunder.

          (xix) Taxes. Except as set forth in or contemplated by the Prospectus (exclusive of any supplement thereto), the Company and the Subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed by it or them or have requested extensions thereof (except in any case in which the failure so to file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, and have paid all taxes required to be paid by it and them, and any other assessment, fine or penalty levied against it or them, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or which would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole,.

          (xx) Labor Relations. No labor disturbance exists or is threatened or imminent that could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (xxi) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it

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

     will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a currently anticipated cost that would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

          (xxii) Dividends. No Subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company.

          (xxiii) Permits. Except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto), the Company and the Subsidiaries (A) possess all certificates, authorizations and permits, whether from federal, state or foreign regulatory authorities, necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations and permits would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business and (B) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

          (xxiv) Internal Systems Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxv) Intellectual Property. The Company and the Subsidiaries own or have obtained licenses or other rights for all patents, patent applications, trade and service marks, trade names, copyrights, inventions, trade secrets, technology, know-how and other intellectual properties (collectively, the "Intellectual Property"), necessary for the conduct of their businesses as now conducted or as proposed to be conducted in the Prospectus, except where the failure to so own or obtain licenses or other rights would not singly or in the aggregate have a material adverse effect on the condition (financial or otherwise), prospects, earnings, businesses or properties of the Company and the Subsidiaries, taken as a whole. Except as set forth in the Prospectus, (A) there are no rights of third parties to any such Intellectual Property that would materially impair the rights of the Company or any Subsidiary therein; (B) to the Company's knowledge, there is no material infringement by third parties of any such Intellectual Property; (C) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's

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

     rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (D) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and (E) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company or any of the Subsidiaries infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any fact which would form a reasonable basis for any such claim.

          (xxvi) Relationship with Underwriters. Except as disclosed in the Registration Statement and the Prospectus, the Company (A) does not have any material lending or other relationship with any bank affiliate or lending affiliate of Donaldson, Lufkin & Jenrette Securities Corporation and (B) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any of the Underwriters.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     (b) Selling Stockholders. Each Selling Stockholder severally represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1:

          (i) Title. Such Selling Stockholder is the lawful owner of the Securities to be sold by it hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey to the Underwriters good and marketable title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (ii) Market Manipulation. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (iii) Consents and Approvals. No consent, approval, authorization or order of any court, governmental agency or body or other person is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

          (iv) No Violation. Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder nor the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or by which he is bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

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

     Any certificate signed by any representative of a Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Stockholder, as to the matters covered thereby, to each Underwriter.

     2.  Purchase and Sale.

     (a) Purchase Price. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, (i) the Company agrees to sell 2,200,000 shares of Underwritten Securities, as well as up to 330,000 shares of Option Securities, (ii) each Selling Stockholder agrees, severally and not jointly, to sell the number of Underwritten Securities and Option Securities set forth opposite the name of each such Selling Stockholder on Schedule I hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase, at a purchase price of $ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule II hereto.

     (b) Option Grant. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, (i) the Company agrees to grant an option to the several Underwriters to purchase, severally and not jointly, up to 330,000 shares of Option Securities and (ii) each Selling Stockholder hereby grants an option to the several Underwriters to purchase, severally and not jointly, the number of Option Securities set forth opposite the name of each such Selling Stockholder on Schedule I, all of which shall be exercised at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said options may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said options may be exercised in whole or in part at any time on or before the 30th day after the date of the Prospectus upon written notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the options and the settlement date. In the event that the Underwriters exercise less than their full over-allotment option, (A) the number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares, and (B) the Company and each Selling Stockholder shall sell that number of Option Securities based on the same, respective percentage of Option Securities which they offered had the Underwriters exercised their full over-allotment option.

     3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on
                , 1999, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Company and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Stockholders to or upon the order of the Company and the Custodian (as defined in the Custody Agreement) on behalf of the Selling Stockholders, respectively, by wire transfer payable in same-day funds to the accounts specified by the Company and an Attorney-in-Fact (as defined in the Custody Agreement) on behalf of the

Selling Stockholders. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of the Depository Trust Company, 55 North Water Street, New York, New York 10041 unless the Representatives shall otherwise instruct.

     Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company and the Selling Stockholders will deliver the Option Securities (at the expense of the Company) to the Representatives on the date specified by the Representatives (which shall be on the third Business Day after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company and the Selling Stockholders, as appropriate, by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Stockholders. If settlement for the Option Securities occurs after the Closing Date, the Company and the Selling Stockholders will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     4. Offering by Underwriters. The several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

     5.  Agreements.

     (a) Agreements by the Company. The Company agrees with the several Underwriters that:

          (i) Effectiveness; Filing of Amendments. The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (A) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (ii) Amendments. If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (A) notify the Representatives of any such event; (B) prepare and file with the Commission, subject to the second sentence of
     Section 5(a)(i) hereof, an amendment or supplement which will correct such statement or omission or effect such compliance; and (C) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

          (iii) Earnings Statement. As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (iv) Copies of the Registration Statement. The Company will furnish, without charge, to the Representatives and counsel for the Underwriters signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing and producing all documents relating to the offering.

          (v) Qualification of Securities. The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc. (the "NASD") in connection with NASD's review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

          (vi) Lock-Up. The Company will not, without the prior written consent of the Representatives, for a period commencing on the date of the final prospectus relating to the offering contemplated by the Registration Statement and continuing for 180 days thereafter, offer, sell, offer to sell, solicit an offer to buy, contract to sell, encumber, distribute, pledge, grant any option for the sale of, or otherwise transfer or dispose of, directly or indirectly, in one or a series of transactions (or enter into any transaction which is designed to, or reasonably might be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company) any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible or exercisable into or exchangeable for shares of Common Stock; provided, however, that (i) the Company may make automatic annual grants of options to its non-employee directors and may make grants of options and issue and sell Common Stock pursuant to any director or employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, (ii) the Company may issue Common Stock issuable upon the exercise of warrants outstanding at the Execution Time and (iii) the Company may issue shares in connection with an acquisition made by the Company and approved by the Company's Board of Directors provided that the holders of such issued shares agree to be bound by the provisions set forth in this section 5(a)(vi).

          (vii) Market Manipulation. The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

          (viii) Certificate, Letters and Opinions. The Company will cause (i) the certificate and the letters to be delivered to the several Underwriters pursuant to paragraphs (b) and (e) of Section 6 at the Execution Time and the Closing Date, also to be addressed to the directors of the Company and
     (ii) each opinion of counsel delivered to the Underwriters pursuant to paragraph (b) of Section 6 on the Closing Date to be accompanied by a letter from the counsel authorizing the directors to rely upon such opinion to the same extent as if it had been addressed to them.

          (ix) Effectiveness. If the Registration Statement at the Execution Time does not cover all of the Shares, the Company will file a Rule 462(b) Registration Statement with the Commission registering the Shares not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

     (b) Agreements of the Selling Stockholders. Each Selling Stockholder agrees with the several Underwriters that:

          (i) Lock-Up. The Selling Stockholders shall have executed the form of Lock-up Agreement attached hereto as Exhibit B.

          (ii) Notice of Change. Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (A) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties which comes to the attention of such Selling Stockholder or (B) any material change in the information set forth in the Registration Statement or the Prospectus relating to such Selling Stockholder.

          (iii) Market Manipulation. Such Selling Stockholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (c) Fees and Expenses. The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including the financial statements therein and the exhibits thereto), each Preliminary Prospectus, the Prospectus, and each amendment or supplement to any of them;
(ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities;
(iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance or the sale of the Securities; (iv) the printing (or reproduction) and delivery of this Agreement, any other underwriting-related agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (v) the listing of the Securities on the Nasdaq National Market; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification); (vii) any filings required to be made with the NASD (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such filings, which fees, together with the counsel fees described in subparagraph (vi) shall not exceed $5,000); (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder. Each Selling Stockholder agrees to pay the fees and expenses of its counsel (including local and special counsel) and all costs and expenses, other than those set forth above, incident to the performance of his obligations hereunder.

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

          (a) Effective Time. If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than 10:00 PM New York City time on the date of determination of the public offering price. If the Company is required to file a Rule 462(b) Registration Statement after the Execution Time, such Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement. If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) Opinion of Counsel to the Company. The Company shall have furnished to the Representatives the opinion of Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, counsel for the Company, dated the Closing Date and addressed to the Representatives, to the effect that:

             (i) Organization. Each of the Company and each of its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction set forth on a schedule to such opinion.

             (ii) Capitalization of Subsidiaries. All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are held of record by the Company, either directly or through wholly owned subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance, except that the shares of JP (HK) Limited, JAKKS Pacifice (HK) Limited and Road Champs Ltd. are owned of record by Jack Friedman, as nominee of the Company, and the Company.

             (iii) Capital Stock. The capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities being sold hereunder by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; all of the Securities have been approved for listing on the Nasdaq National Market; the form of certificates for the Securities complies with the requirements of the Delaware General Corporation Law; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or other ownership interests in the Company are, to the knowledge of such counsel, outstanding.

             (iv) Litigation. To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or its or their property of a character required to be disclosed in the Registration Statement that is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit thereto, that is not described or filed as required.

             (v) Effectiveness; Compliance. Such counsel has been advised that the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder.

             (vi) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company.

             (vii) Investment Company. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

             (viii) Consents. No consent, approval, authorization, filing with or order of any court or governmental agency or body is required for the consummation by the Company or the Selling Stockholders of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Prospectus and such other approvals (specified in such opinion) as have been obtained.

             (ix) Conflicts. Neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will, in any material respect, conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or the Subsidiaries pursuant to, (A) the charter or by-laws of the Company or the Subsidiaries, or (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument, known to such counsel, to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Subsidiaries or any of its or their properties.

             (x) Registration Statement. The statements under the captions "Certain Relationships and Related Transactions," "Business--Government and Industry Regulation" and "Description of Securities" in the Prospectus and Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly represent the information called for with respect to such legal matters, documents and proceedings.

             (xi) Violations. Neither the Company nor any of the Subsidiaries is in violation or default of (A) any provision of its charter or bylaws, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject or (C) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Subsidiaries or any of its or their properties, as applicable, except for any such violation or default which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

             (xii) No Registration Rights. The Company has registered all applicable securities of any persons or entities which have registration rights, except that the Company has not registered the shares underlying the warrant issued to Worldwide Wrestling Federation Entertainment, Inc. (formerly Titan Sports, Inc.) on June 30, 1999.

     Such counsel shall further state that they have no reason to believe that on the Effective Date or at the Execution Time the Registration Statement contains or contained any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date includes or included any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no belief).

          In rendering the foregoing opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the Federal laws of the United States or the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Prospectus in this paragraph 6(b) include any supplements thereto at the Closing Date. The opinion of any such other counsel shall be rendered to the Underwriters at the request of the Company and shall so state therein and shall further state that counsel for the Underwriters may rely upon such opinion in rendering their opinion to the Underwriters.

          (c) Opinion of Counsel to the Selling Stockholders. Each of the Selling Stockholders shall have furnished to the Representatives the opinion of its counsel (who shall be acceptable to the Representatives) dated the Closing Date and addressed to the Representatives, to the effect that:

             (i) Due Authorization. This Agreement has been duly authorized, executed and delivered by such Selling Stockholder. Such Selling Stockholder has full legal right and authority to sell, transfer and deliver, in the manner provided in this Agreement, the Securities being sold by it hereunder.

             (ii) Title. Such Selling Stockholder is the lawful owner of the Securities to be sold by it hereunder and has good and valid title to such Securities, free and clear of all liens, encumbrances, equities or claims. The Securities being sold hereunder by such Selling Stockholder has been transferred to each Underwriter that has purchased such Securities without notice of an adverse claim thereto (within the meaning of the Uniform Commercial Code of the State of New York).

             (iii) No Consent. All consents, approvals, authorizations and filings required to be made or obtained by such Selling Stockholder for the sale and delivery of the Securities being sold by it to the Underwriters hereunder have been made or obtained, as the case may be.

             (iv) No Conflict. Neither the sale of the Securities being sold by such Selling Stockholder, nor the consummation of the transactions herein contemplated by such Selling Stockholder nor the fulfillment of the terms hereof by such Selling Stockholder will result in a breach or violation of, or constitute a default under, (A) the charter or by-laws or other organizational documents of such Selling Stockholder, or (B) the terms of any indenture or other agreement or instrument, to which such Selling Stockholder is a party or by which it or its properties are bound, or (C) any law, judgment, order or decree of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the Federal laws of the United States and the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, and (B) as to matters of fact, to the extent they deem proper, on certificates of officers or other representatives of such Selling Stockholder and public officials. The opinion of any such other counsel shall be rendered to the Underwriters at the request of such Selling Stockholder and shall so state therein and shall further state that counsel for the Underwriters may rely upon such opinion in rendering their opinion to the Underwriters.

          (d) Opinion of Counsel to the Underwriters. The Representatives shall have received from Morgan, Lewis & Bockius LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (e) Certificate from the Company. The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

             (i) Bring-down of Representations and Warranties. The representations and warranties of the Company in this Agreement that are qualified as to materiality shall be true and correct and all other representations and warranties of the Company in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied by it at or prior to the Closing Date.

             (ii) Stop Orders. The Company has not received or become aware of the issuance of any stop order suspending the effectiveness of the Registration Statement, nor, to the Company's knowledge, have proceedings for that purpose been instituted or threatened.

             (iii) Adverse Change. Since the respective dates as of which the information is given in the Prospectus, other than set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (x) there shall have not occurred any change or any development involving a prospective change in condition, financial or otherwise, or the earnings, business, management or operations of the Company and the Subsidiaries, taken as a whole, (y) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of the Subsidiaries and (z) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 6(e)(iii)(x), 6(e)(iii)(y) or 6(e)(iii)(z), in your judgment, is material and adverse and, in your reasonable judgment, makes it impracticable to market the Securities on the terms and in the matter contemplated in the Prospectus.

          (f) Certificate from the Selling Stockholders. Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by a duly authorized person and dated the Closing Date, to the effect that the representations and warranties of such Selling Stockholder in this Agreement that are qualified as to materiality shall be true and correct and all other representations and warranties of such Selling Stockholder in this Agreement shall be true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date and such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied by it at or prior to the Closing Date.

          (g) Accountant's Letters. At the Execution Time and at the Closing Date, the Company shall have caused Pannell Kerr Foster, Certified Public Accountants, A Professional Corporation and Plante & Moran, LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable published rules and regulations thereunder and covering other customary matters with respect to the Registration Statement, the Preliminary Prospectus and the Prospectus.

          (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in Section 6(g) hereof or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

          (i) Lock-Up Agreements. At or prior to the Execution Time, a letter substantially in the form of Exhibit B hereto, shall have been furnished to the Representatives by each officer and director of the Company.

          (j) Listing of Securities. The Securities shall have been approved for listing on the Nasdaq National Market upon official notice of issuance.

          (k) Additional Information. Prior to the Closing Date, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Morgan, Lewis & Bockius LLP, counsel for the Underwriters, at 101 Park Avenue, New York, New York 10178, on the Closing Date.

     7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Donaldson, Lufkin & Jenrette Securities Corporation on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. The Company also agrees to reimburse the Underwriters, their directors and officers and any persons controlling any of the Underwriters for any and all reasonable fees and expenses (including, without limitation, the fees and disbursements of counsel) incurred by them in connection with enforcing their rights hereunder (including, without limitation, pursuant to Section 8 hereof). If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholders pro rata in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

     8.  Indemnification and Contribution.

          (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company specifically for inclusion therein by or on behalf of any Underwriter through the Representatives. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Indemnification by Selling Stockholders. Each Selling Stockholder agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter. Notwithstanding the foregoing, no Selling Stockholder shall be liable under this Section 8 for an amount which exceeds the amount of proceeds received by such Selling Stockholder from the sale of its portion of the Underwritten Securities. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have.

          (c) Indemnification by Underwriters. Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnities to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in paragraph (a) above. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

          (d) Notice of Action. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
     (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party,
     (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or
     (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

          (e) Contribution. In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 8 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate of the losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company, the Selling Stockholders and the Underwriters severally shall contribute in such proportion as is appropriate to reflect the relative fault of the Company, the Selling Stockholders and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus and under the heading "Underwriting", and the Company shall be deemed to receive all remaining benefits (which shall be deemed to be equal to the total net proceeds from the Offering (before deducting expenses) received by it and the Selling Stockholders. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

     10. Termination. This Agreement may be terminated at any time on or prior to the Closing Date by you by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Securities on the terms and in the manner contemplated in the Prospectus, (ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your opinion materially or adversely affects, or will materially or adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your opinion has a material adverse effect on the financial markets in the United States.

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 5(c), 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

The provision of Sections 5(a)(vi) and 5(b)(i) shall terminate upon the termination or cancellation of this Agreement.

     12. Notices. All communications hereunder will be in writing and effective only on receipt, and:

          (1) if sent to the Representatives, will be mailed, delivered or telefaxed to Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172, Attention: Joseph Atencio (Fax number:
     (212) 892-7528) (with a copy forwarded to Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178, Attention: Christopher T. Jensen, Esq. (Fax number: (212) 309-6273));

          (2) if sent to the Company, will be mailed, delivered or telefaxed to JAKKS Pacific, Inc., 22761 Pacific Coast Highway, Malibu, California 90265,
     Attention: Stephen G. Berman (Fax number: (310) 456-7099) (with a copy to Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP, 750 Lexington Avenue, New York, New York 10022, Attention: Murray L. Skala (Fax number: (212) 888-7776)); or

          (3) if sent to any Selling Stockholder, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule I hereto.

     13. Successors and Reliance. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

     14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

     17. Submission to Jurisdiction, Etc. (a) To the fullest extent permitted by applicable law, the Company and the Selling Stockholders irrevocably submit to the jurisdiction of any federal or state court in the City, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, the Custody Agreement, the Registration Statement, the Prospectus or any Preliminary Prospectus, and irrevocably agree that all claims in respect of any such suit or proceeding may be determined in any such court. The Company and the Selling Stockholders irrevocably and fully waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. They hereby irrevocably designate and appoint Murray L. Skala (the "Process Agent"), as their authorized agent upon whom process may be served in any such suit or proceeding, it being understood that the designation and appointment of the Process Agent as such authorized agent shall become effective immediately without any further action on the part of the Selling Stockholders. The Selling Stockholders represent to the Underwriters that they have notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. The Selling Stockholders hereby irrevocably authorize and direct the Process Agent to accept such service. They further agree that service of process upon the Process Agent and written notice of said service to the Selling Stockholders mailed by prepaid registered first-class mail or delivered to the Process Agent at its principal office, shall be deemed in every respect effective service of process upon the Selling Stockholders in any such suit or proceeding. Nothing herein shall affect the right of any Underwriter or any person controlling such Underwriter to serve process in any other manner permitted by law. The Selling Stockholders further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue the designation and appointment of the Process Agent in full force and effect so long as they have any outstanding obligations under this Agreement or the Custody Agreement. If for any reason the Process Agent is no longer able to serve as such authorized agent, the Selling Stockholders shall appoint another agent reasonably satisfactory to Donaldson, Lufkin & Jenrette Securities Corporation. To the extent that the Selling Stockholders have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of note, attachment prior to judgment, attachment in aid of execution, executor or otherwise) with respect to themselves or their properties, they hereby irrevocably waive such immunity in respect of their obligations under this Agreement and the Custody Agreement, to the extent permitted by law.

     (b) The obligation of the parties to make payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the effective receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder, and the party liable to make such payment agrees to indemnify the party which is to receive such payment (as an additional, separate and independent cause of action) for the amount (if any) by which such effective receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and such obligation to indemnify shall not be affected by judgment being obtained for any other sums due under this Agreement.

     18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

          "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "amend," "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall mean and include the filing of any document under the Exchange Act after the Effective Date, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

          "Commission" shall mean the Securities and Exchange Commission.

          "Custody Agreement" shall mean the Custody Agreement and Power of Attorney, substantially in the form of Exhibit A attached hereto, which will be executed by each of the Selling Stockholders in connection with their respective sales of Common Stock pursuant to this Underwriting Agreement.

          "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

          "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

          "Preliminary Prospectus" shall mean any preliminary prospectus referred to in Section 1(a)(i) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. Such term shall include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed on or before the issue date of such Preliminary Prospectus.

          "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. Such term shall include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed on or before the issue date of such Prospectus.

          "Registration Statement" shall mean the registration statement referred to in Section 1(a)(i) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which are filed on or before the Effective Date.

          "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

          "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial registration statement.

     If the foregoing Underwriting Agreement is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                          Very truly yours,

                                          JAKKS Pacific, Inc.
                                          By:
                                            ------------------------------------
                                              Name:
                                              Title:

                                          SELLING STOCKHOLDERS:

                                          --------------------------------------
                                                      Jack Friedman

                                          --------------------------------------
                                                    Stephen G. Berman

                                          --------------------------------------
                                                     Robert E. Glick

                                          --------------------------------------
                                                    Michael G. Miller

                                          --------------------------------------
                                                     Murray L. Skala

     The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
ADVEST, INC.
MORGAN KEEGAN & COMPANY, INC.
DLJDIRECT INC.
Acting on behalf of themselves and as the Representatives of the other several Underwriters named in Schedule II hereof.

By: Donaldson, Lufkin & Jenrette
    Securities Corporation

By:
    --------------------------------------------------------
    Name: Joseph Atencio
    Title:  Managing Director

                      SCHEDULE I TO UNDERWRITING AGREEMENT

                                                        NUMBER OF
                                                      UNDERWRITTEN           NUMBER OF OPTION
              SELLING STOCKHOLDERS                SECURITIES TO BE SOLD    SECURITIES TO BE SOLD
Jack Friedman...................................         250,000                  60,000
c/o JAKKS Pacific, Inc.
22761 Pacific Coast Highway
Malibu, CA 90265
Fax No.: (310) 456-7099
Stephen G. Berman...............................         100,000                  15,000
  c/o JAKKS Pacific, Inc.
  22761 Pacific Coast Highway
  Malibu, CA 90265
  Fax No.: (310) 456-7099
Robert E. Glick.................................          45,000
  c/o JAKKS Pacific, Inc.
  22761 Pacific Coast Highway
  Malibu, CA 90265
  Fax No.: (310) 456-7099
Michael G. Miller...............................          45,000
  c/o JAKKS Pacific, Inc.
  22761 Pacific Coast Highway
  Malibu, CA 90265
  Fax No.: (310) 456-7099
Murray L. Skala.................................          60,000
  c/o JAKKS Pacific, Inc.
  22761 Pacific Coast Highway
  Malibu, CA 90265
  Fax No.: (310) 456-7099
                                                         -------                  ------
           Total................................         500,000                  75,000
                                                         =======                  ======

                     SCHEDULE II TO UNDERWRITING AGREEMENT

                                                         NUMBER OF               NUMBER OF
                                                  UNDERWRITTEN SECURITIES    OPTION SECURITIES
                  UNDERWRITERS                        TO BE PURCHASED         TO BE PURCHASED
Donaldson, Lufkin & Jenrette
  Securities Corporation........................
Advest, Inc.....................................
Morgan Keegan & Company, Inc....................
DLJDirect Inc...................................
                                                         ---------                -------
           Total................................         2,700,000                405,000
                                                         =========                =======

                                                                       EXHIBIT A

                                                     Jack Friedman
                                                     Stephen G.Berman
                                                     Robert E. Glick
                                                     Michael G. Miller
                                                     Murray L. Skala
                                                     (NAMES OF SELLING
                                                     STOCKHOLDERS)

                    CUSTODY AGREEMENT AND POWER OF ATTORNEY
                          FOR SALE OF COMMON STOCK OF
                              JAKKS PACIFIC, INC.

Murray L. Skala
As Attorney-in-Fact as provided herein
c/o Feder, Kaszovitz, Isaacson, Weber, Skala & Bass LLP
750 Lexington Avenue
New York, New York 10022-1200

------------------------------------, as Custodian as provided herein

Gentlemen:

     The undersigned stockholders (the "Selling Stockholders") of JAKKS Pacific, Inc., a Delaware corporation (the "Company"), propose to sell shares of Common Stock, $.001 par value, of the Company ("Common Stock") to certain underwriters (the "Underwriters") for whom Donaldson, Lufkin & Jenrette Securities Corporation, Advest, Inc., Morgan Keegan & Company, Inc. and DLJdirect Inc. will act as the representatives (the "Representatives"). The shares are being registered for distribution under a Registration Statement on Form S-3 (the "Registration Statement") for distribution by the Underwriters to the public at a price and on terms to be hereafter determined. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that an offering of Common Stock will take place. The shares of Common Stock which the undersigned propose to sell to the Underwriters pursuant to the Underwriting Agreement (hereinafter defined) are referred to herein as the "Securities".

     1.  Appointment and Powers of Attorney-in-Fact.

     A. Each of the undersigned hereby irrevocably constitutes and appoints Murray L. Skala (the "Attorney-in-Fact") as his agent and attorney-in-fact, with full power of substitution with respect to all matters arising in connection with the public offering and sale by the undersigned of the Securities, including, but not limited to, the power and authority on behalf of the undersigned to do or cause to be done any of the following things:

          (i) negotiate, determine and agree upon (a) the price at which the Securities will be initially offered to the public by the Underwriters pursuant to the Underwriting Agreement, (b) the underwriting discount with respect to the Securities, and (c) the price at which the Securities will be sold to the Underwriters by the Selling Stockholders pursuant to the Underwriting Agreement;

          (ii) execute and deliver on behalf of the undersigned an Underwriting Agreement (the "Underwriting Agreement"), substantially in the form of the
     draft dated                       , 1999, delivered to the undersigned
     herewith, receipt of which is acknowledged, but with such insertions, changes (including a change in the number of shares of Common Stock to be sold by the undersigned), additions or deletions as the Attorney-in-Fact, acting in his sole discretion, shall approve, which approval shall be conclusively evidenced by the execution and delivery of the Underwriting Agreement by an Attorney-in-Fact, including the making of all representations and agreements provided in the Underwriting Agreement to be made by, and the exercise of all authority thereunder vested in, the undersigned;

          (iii) sell, assign, transfer and deliver the Securities to the Underwriters pursuant to the Underwriting Agreement and deliver to the Underwriters certificates for the Securities so sold;

          (iv) endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates for the Securities to be sold by the undersigned pursuant to the Underwriting Agreement or to execute and deliver a stock power(s) with respect to such certificates;

          (v) take any and all steps deemed necessary or desirable by the Attorney-in-Fact in connection with the registration of the Securities under the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and under the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving or making of such undertakings, representations and agreements and the taking of such other steps as the Attorney-in-Fact may deem necessary or advisable;

          (vi) instruct the Company and the Custodian, as hereinafter defined, on all matters pertaining to the sale of the Securities and delivery of certificates therefor;

          (vii) make any assurances, communications and reports (including in the form of a signed certificate pursuant to Section 6(f) of the Underwriting Agreement) for and on behalf of the undersigned to the Underwriters, which may be necessary or advisable for facilitating the sale of the Securities, or to appropriate state or governmental authorities, which may be necessary or advisable for effecting the registration of the Securities under the state securities or blue sky laws;

          (viii) provide, in accordance with the Underwriting Agreement, for the payment of any expenses of the offering and sale of the Common Stock covered by the Registration Statement to be paid by the Selling Stockholders;

          (ix) exercise any power conferred upon, and to take any action authorized to be taken by, the undersigned pursuant to the Underwriting Agreement, in the sole discretion of the Attorney-in-Fact; and

          (x) otherwise take all actions and do all things necessary or proper, required, contemplated or deemed advisable or desirable by the Attorney-in-Fact in his discretion, including the execution and delivery of any documents, and generally act for and in the name of the undersigned with respect to the sale of the Securities to the Underwriters and the offering of the Securities by the Underwriters as fully as could the undersigned if then personally present and acting.

     B. Power to Act. The Attorney-in-Fact may act alone in exercising the rights and powers conferred on him by this Custody Agreement and Power of Attorney (the "Agreement"). The

Attorney-in-Fact is hereby empowered to determine, individually, in his sole and absolute discretion, the time or times when, the purposes for which, and the manner in which, any power herein conferred upon him shall be exercised.

     C. Reliance. The Custodian, the Underwriters, the Company and all other persons dealing with the Attorney-in-Fact as such may rely and act upon any writing believed in good faith to be signed by the Attorney-in-Fact.

     D. Compensation. The Attorney-in-Fact shall not receive any compensation for his services rendered hereunder, except that he shall be entitled to cause the Custodian to pay, from the proceeds payable to the undersigned, each of the undersigned's proportionate share of any out-of-pocket expenses incurred under this Agreement.

     2.  Appointment of Custodian; Deposit of Securities.

     A. Deposit of Certificates. In connection with and to facilitate the sale of the Securities to the Underwriters, each of the undersigned hereby appoints as custodian (the "Custodian") and herewith deposits
with the Custodian one or more certificates for Common Stock that in the aggregate represent not less than the total number of Securities to be sold by him to the Underwriters, which number is set forth on Schedule I hereto. Each such certificate so deposited on the date hereof is in negotiable and proper deliverable form, endorsed in blank with the signature of the undersigned or the Attorney-in-Fact thereon guaranteed by a commercial bank or trust company in the United States or by a member firm of the Nasdaq National Market, or is accompanied by a duly executed stock power or powers in blank, bearing the signature of the undersigned or the Attorney-in-Fact so guaranteed. The Custodian is hereby authorized and directed, subject to the instructions of the Attorney-in-Fact, (a) to hold in custody the certificate or certificates deposited herewith, (b) to deliver or to authorize the Company's transfer agent to deliver the certificate or certificates deposited hereunder (or replacement certificate(s) for the Securities) to or at the direction of the Attorney-in-Fact in accordance with the terms of the Underwriting Agreement and
(c) to return or cause the Company's transfer agent to return to the undersigned new certificate(s) for the shares of Common Stock represented by any certificate deposited hereunder which are not sold pursuant to the Underwriting Agreement.

     B. Retention of Rights of Ownership. Until the Securities have been delivered to the Underwriters against payment therefor in accordance with the Underwriting Agreement, the undersigned shall retain all rights of ownership with respect to the Securities deposited hereunder, including the right to vote and to receive all dividends and payment thereon, except the right to retain custody of or dispose of such Securities, which right is subject to this Agreement, lock-up agreements between each of the undersigned and Advest, Inc. and the Underwriting Agreement.

     C. Compensation. The Custodian shall be entitled to customary compensation for the services to be rendered hereunder as set forth in Schedule II attached hereto. Such compensation shall be paid to the Custodian by the Company.

     3.  Sale of Securities; Remitting Net Proceeds.

     A. Delivery of Securities upon Payment. The Attorney-in-Fact is hereby authorized and directed to deliver or cause the Custodian or the Company's transfer agent to deliver certificates for the Securities to the Representatives, as provided in the Underwriting Agreement, against delivery to the Attorney-in-Fact for the account of the undersigned of the purchase price of the Securities, at the time and in the funds specified in the Underwriting Agreement. The Attorney-in-Fact is authorized, on behalf of the undersigned, to accept and acknowledge receipt of the payment of the purchase price for the Securities and shall promptly deposit such proceeds with the Custodian. After reserving an amount of such proceeds for fees and expenses as provided below, the Custodian shall promptly remit to the undersigned their respective, proportionate shares of the proceeds.

     B. Retention of Fees and Expenses. Before any proceeds of the sale of the Securities are remitted to the undersigned, the Attorney-in-Fact is authorized and empowered to direct the Custodian to reserve from the proceeds an amount determined by the Attorney-in-Fact to be sufficient to pay all expenses of the Selling Stockholders, which amount shall be allocated between the undersigned according to their respective, proportionate shares of the proceeds. The Selling Stockholders' expenses shall include those items, if any, of expense of the offering and sale of the Common Stock to be borne by them as provided in the Underwriting Agreement. The Custodian is authorized to pay such expenses from the amount reserved for that purpose pursuant to the written direction of the Attorney-in-Fact. After payment of expenses from this reserve, the Custodian will remit to the undersigned their respective, proportionate shares of any balance. To the extent expenses exceed the amount reserved, the Selling Stockholders shall remain liable for their respective, proportionate shares of such expenses.

     4. Representations, Warranties and Agreements. Each of the undersigned represents and warrants to, and agrees with each other, the Company, the Attorney-in-Fact, the Custodian and the Underwriters as follows:

          A. Authority. Each of the undersigned has full legal right, power and authority to enter into and perform this Agreement and the Underwriting Agreement and to sell, transfer, assign and deliver the Securities to be sold by him pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances, equities and claims whatsoever. If either of undersigned is acting as a fiduciary, officer, partner, or agent, he is enclosing with this Agreement certified copies of the appropriate instruments pursuant to which the undersigned is authorized to act hereunder.

          B. Bring-down of Representations, Warranties and Covenants. Each of the undersigned has reviewed the representations and warranties to be made by the undersigned as a Selling Stockholder contained in the Underwriting Agreement, and hereby represents, warrants and covenants that each of such representations and warranties is true and correct as of the date hereof and, except as the undersigned shall have notified the Attorney-in-Fact and Donaldson, Lufkin & Jenrette Securities Corporation pursuant to paragraph F of the attached instructions, will be true and correct at all times from the date hereof through and including the time of the closing of the sale of the Securities to the Underwriters. Each of the undersigned will promptly notify the Attorney-in-Fact of any development that would make any such representation or warranty untrue.

          C. Absence of Changes. Each of the undersigned has reviewed the Registration Statement, including the preliminary prospectus included therein, and (i) the undersigned have no knowledge of any material adverse information with regard to the current and prospective operations of the Company or the Subsidiaries (as defined in the Underwriting Agreement) except as disclosed in such preliminary prospectus, (ii) the information contained in such preliminary prospectus with respect to the undersigned is true and correct, and (iii) to the best of the knowledge and belief of the undersigned, such preliminary prospectus does not contain any misstatement of a material fact or omit to state any material fact.

          D. Non-affiliation. Neither of the undersigned is directly or indirectly an affiliate of or associated with any member of the National Association of Securities Dealers, Inc.

          E. Lock-up. The undersigned will not sell, offer to sell, contract to sell or otherwise dispose of any shares of Common Stock (or any securities convertible into or exercisable or exchangeable for shares of Common Stock) except in accordance with the terms of the Lock-Up Agreement referred to in Section 5(b)(i) of the Underwriting Agreement.

          F. Indemnification. Upon execution and delivery of the Underwriting Agreement by the Attorney-in-Fact on behalf of each of the undersigned, each of the undersigned agrees to indemnify and hold harmless the Underwriters, the Company, each of its directors and each of its officers who signs the Registration Statement, and each person, if any, who controls any Underwriter or the Company, and to contribute to amounts paid as a result of losses, claims, damages, liabilities and expenses, as provided in
     Section 8 of the Underwriting Agreement.

          G. Agreement to be Bound. Upon execution and delivery of the Underwriting Agreement by each of the undersigned or the Attorney-in-Fact on behalf of him, each of the undersigned agrees to be bound by and to perform each of the covenants and agreements made by each of the undersigned as a Selling Stockholder in the Underwriting Agreement.

          H. Additional Information. Each of the undersigned agrees to deliver to the Attorney-in-Fact such documentation as the Attorney-in-Fact, the Company, the other Selling Stockholder or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the requesting party.

     The foregoing representations, warranties and agreements are made for the benefit of, and may be relied upon by, each of the undersigned with respect to the other Selling Stockholder, the Attorney-in-Fact, the Company, the Custodian, the Underwriters and their respective representatives, agents and counsel and are in addition to, and not in limitation of, the representations, warranties and agreements of the Selling Stockholders in the Underwriting Agreement.

     5.  Irrevocability of Instruments; Termination of this Agreement.

     A. Irrevocability. This Agreement, the deposit of the Securities pursuant hereto and all authority hereby conferred, is granted, made and conferred subject to and in consideration of (i) the interests of the Attorney-in-Fact, the Underwriters and the Company for the purpose of completing the transactions contemplated hereunder and by the Underwriting Agreement and (ii) the completion of the registration of Common Stock pursuant to the Registration Statement and the other acts of the above-mentioned parties from the date hereof to and including the execution and delivery of the Underwriting Agreement in anticipation of the sale of Common Stock, including the Securities, to the Underwriters. The Attorney-in-Fact is hereby further vested with an estate, right, title and interest in and to the Securities deposited herewith for the purpose of irrevocably empowering and securing to him authority sufficient to consummate said transactions. Accordingly, this Agreement shall be irrevocable prior to the Closing Date (as defined in the Underwriting Agreement), and shall remain in full force and effect until that date. The undersigned further agree that this Agreement shall not be terminated by operation of law or upon the occurrence of any event whatsoever, including the death, disability or incompetence of either or both of the undersigned. If any event referred to in the preceding sentence shall occur, whether with or without notice thereof to the Attorney-in-Fact, the Custodian, any of the Underwriters or any other person, the Attorney-in-Fact and the Custodian nevertheless shall be authorized and empowered to deliver and deal with the Securities deposited under this Agreement by the undersigned in accordance with the terms and provisions of the Underwriting Agreement and this Agreement as if such event had not occurred.

     B. Termination. If the sale of the Securities contemplated by this Agreement is not completed by the 60th day after the date of the Prospectus (as defined in the Underwriting Agreement), this Agreement shall terminate (without affecting any lawful action of the Attorney-in-Fact or the Custodian prior to such termination or the agreement of the undersigned to indemnify the Attorney-in-Fact and the Custodian), and the Attorney-in-Fact shall cause the Custodian to return to the undersigned all certificates for the Securities deposited hereunder, but only after having received payment of each of the undersigned's proportionate part of any expenses to be paid or borne by the Selling Stockholders. The undersigned hereby covenant with the Attorney-in-Fact and with each other that if for any reason the sale of the Securities contemplated hereby shall not be consummated, each of the undersigned shall pay his proportionate share of all expenses payable by the Selling Stockholders hereunder or under the Underwriting Agreement.

     6. Liability and Indemnification of the Attorney-in-Fact and Custodian. The Attorney-in-Fact and the Custodian assume no responsibility or liability to the undersigned or to any other person, other than to deal with the Securities, the proceeds from the sale of the Securities and any other shares of Common Stock deposited with the Custodian pursuant to the terms of this Agreement in accordance with the provisions hereof. The duties and obligations of the Custodian shall be limited to and determined solely by the express provisions of this Agreement, and no implied duties or obligations shall be read into this Agreement against the Custodian. The undersigned hereby agree to indemnify and hold harmless the Attorney-in-Fact and the Custodian, and their respective officers, agents, successors, assigns and personal representatives with respect to any act or omission of or by any of them in good faith in connection with any and all matters within the scope of this Agreement or the Underwriting Agreement; provided, however, that the Attorney-in-Fact and the Custodian may be liable to the undersigned for any such act or omission to the extent attributable to gross negligence or fraud. The Custodian may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

     7.  Interpretation.

     A. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements of each of the undersigned contained herein and in the Underwriting Agreement shall survive the sale and delivery of the Securities and the termination of this Agreement.

     B. Governing Law. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York, and this Agreement shall inure to the benefit of, and be binding upon, the undersigned and the undersigned's respective heirs, executors, administrators, successors and assigns, as the case may be.

     C. Validity. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision shall be prohibited by or invalid under applicable law, it shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     D. Usage. The use of the masculine gender in this Agreement includes the feminine and neuter, and the use of the singular includes the plural, wherever appropriate.

     E. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all together shall constitute one instrument.

     F. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against, the respective successors, heirs, personal representatives and assigns of the parties hereto.

     IN WITNESS WHEREOF, the undersigned have executed this Custody Agreement
and Power of Attorney this      day of November, 1999.

--------------------------------------------------------------------------------------
Selling Stockholder:                         Guaranteed by(2):

 (1)                                         By:
     Name: Jack Friedman                         Name:
                                                 Title:
 Name and address to which notices and
 funds shall be sent:

 Name:

                Address:
                (Street)

        (City)         (State)    (Zip)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ACCEPTED by the Attorney-in-Fact as of       ACCEPTED by the Custodian as of the date
the date above set forth:                    above set forth:

 By:
      Name: Murray L. Skala
                                             By:
                                                 Name:
                                                 Title:
--------------------------------------------------------------------------------------

                         SEE THE ATTACHED INSTRUCTIONS

------------------------------
(1) NOTE: Please sign exactly as your name appears on your stock certificate(s).

(2) NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the Nasdaq National Market.

--------------------------------------------------------------------------------------
Selling Stockholder:                         Guaranteed by(2):

 (1)                                         By:
     Name: Stephen G. Berman                     Name:
                                                 Title:
 Name and address to which notices and
 funds shall be sent:

 Name:

                Address:
                (Street)

        (City)         (State)    (Zip)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ACCEPTED by the Attorney-in-Fact as of       ACCEPTED by the Custodian as of the date
the date above set forth:                    above set forth:

 By:
      Name: Murray L. Skala
                                             By:
                                                 Name:
                                                 Title:
--------------------------------------------------------------------------------------

                         SEE THE ATTACHED INSTRUCTIONS

------------------------------
(1) NOTE: Please sign exactly as your name appears on your stock certificate(s).

(2) NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the Nasdaq National Market.

--------------------------------------------------------------------------------------
Selling Stockholder:                         Guaranteed by(2):

 (1)                                         By:
     Name: Robert E. Glick                       Name:
                                                 Title:
 Name and address to which notices and
 funds shall be sent:

 Name:

                Address:
                (Street)

        (City)         (State)    (Zip)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ACCEPTED by the Attorney-in-Fact as of       ACCEPTED by the Custodian as of the date
the date above set forth:                    above set forth:

 By:
      Name: Murray L. Skala
                                             By:
                                                 Name:
                                                 Title:
--------------------------------------------------------------------------------------

                         SEE THE ATTACHED INSTRUCTIONS

------------------------------
(1) NOTE: Please sign exactly as your name appears on your stock certificate(s).

(2) NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the Nasdaq National Market.

--------------------------------------------------------------------------------------
Selling Stockholder:                         Guaranteed by(2):

 (1)                                         By:
     Name: Michael G. Miller                     Name:
                                                 Title:
 Name and address to which notices and
 funds shall be sent:

 Name:

                Address:
                (Street)

        (City)         (State)    (Zip)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ACCEPTED by the Attorney-in-Fact as of       ACCEPTED by the Custodian as of the date
the date above set forth:                    above set forth:

 By:
      Name: Murray L. Skala
                                             By:
                                                 Name:
                                                 Title:
--------------------------------------------------------------------------------------

                         SEE THE ATTACHED INSTRUCTIONS

------------------------------
(1) NOTE: Please sign exactly as your name appears on your stock certificate(s).

(2) NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the Nasdaq National Market.

--------------------------------------------------------------------------------------
Selling Stockholder:                         Guaranteed by(2):

 (1)                                         By:
     Name: Murray L. Skala                       Name:
                                                 Title:
 Name and address to which notices and
 funds shall be sent:

 Name:

                Address:
                (Street)

        (City)         (State)    (Zip)
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ACCEPTED by the Attorney-in-Fact as of       ACCEPTED by the Custodian as of the date
the date above set forth:                    above set forth:

 By:
      Name: Murray L. Skala
                                             By:
                                                 Name:
                                                 Title:
--------------------------------------------------------------------------------------

                         SEE THE ATTACHED INSTRUCTIONS

------------------------------
(1) NOTE: Please sign exactly as your name appears on your stock certificate(s).

(2) NOTE: The signature must be guaranteed by a commercial bank or trust company in the United States or by a member firm of the Nasdaq National Market.

                                  INSTRUCTIONS
          (FOR COMPLETING THE CUSTODY AGREEMENT AND POWER OF ATTORNEY)

     A. You have been sent five copies of the Custody Agreement and Power of Attorney (the "Agreement"). Please complete and return four copies of the Agreement and stock certificate(s) as set forth in paragraph D below. A fully executed copy of the Agreement will be returned to you; a fully executed copy of the Agreement and your stock certificate(s) will be retained by the Custodian; and a fully executed copy of the Agreement will be delivered to each Attorney-in-Fact and to Counsel for the Underwriters.

     B.  Complete Schedule I attached hereto.

     C. Each copy of the Agreement and each stock certificate or stock power deposited hereunder must be executed by you (or by the Attorney-in-Fact) with your signature on the Agreement and the stock certificate(s) or the accompanying stock power guaranteed by a commercial bank or trust company in the United States or any broker which is a member firm of the Nasdaq National Market. The stock certificate(s) or stock power and the Agreement should be signed exactly as your name appears on your stock certificate(s).

     D. Endorsed stock certificate(s) or stock certificate(s) with stock powers attached along with all four executed copies of the completed Agreement should be promptly returned by hand delivery or by certified mail appropriately insured to the Custodian at:

        c/o [                ]

     If sent through the mail, it is recommended that the certificate(s) not be endorsed, but an executed stock power be sent under separate cover from the certificate(s).

     E. If any certificate that you submit represents a greater number of Securities than the aggregate number of Securities which you agree to sell pursuant to the Underwriting Agreement (including any additional shares which you agree to sell), the Custodian will cause to be delivered to you in due course, but not earlier than ten days after the final closing for the purchase of Securities by the Underwriters pursuant to the exercise by the Underwriters of the over-allotment option described in the Underwriting Agreement, a certificate for the excess number of shares.

     F. For purposes of discharging your obligations under Section 6(f) of the Underwriting Agreement and Section 4B of the Agreement please contact David Blatte of Donaldson, Lufkin & Jenrette Securities Corporation by phone at (212) 892-7011 or by facsimile at (212) 892-7528 if any information or representation included in the foregoing Agreement or the Underwriting Agreement should change, or if you become aware of any new information, at any time prior to termination of the period applicable to you referred to in Section 6(b)(ii) of the Underwriting Agreement.

                                                                       EXHIBIT B

                              JAKKS PACIFIC, INC.

                               LOCK-UP AGREEMENT

November   , 1999

Donaldson, Lufkin & Jenrette Securities Corporation
Advest, Inc.
Morgan, Keegan & Company
DLJdirect Inc.
c/o Donaldson, Lufkin & Jenrette Securities Corporation
    277 Park Avenue
    New York, New York 10172

Ladies and Gentlemen:

     The undersigned understands that Donaldson, Lufkin & Jenrette Securities Corporation, Advest, Inc., Morgan, Keegan & Company and DLJdirect Inc., as Representatives of the several underwriters (the "UNDERWRITERS"), propose to enter into an Underwriting Agreement with JAKKS Pacific, Inc. (the "COMPANY"), providing for the public offering (the "PUBLIC OFFERING") of common stock, par value $.001 per share (the "COMMON STOCK") of the Company.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned, during the period commencing on the date hereof and ending 180 days after the date of the final prospectus relating to the Public Offering:

          (i) agrees not to (x) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including, without limitation, shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission) or (y) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any Common Stock (regardless of whether any of the transactions described in clause (x) or (y) is to be settled by the delivery of Common Stock, or such other securities, in cash or otherwise), without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation;

          (ii) agrees not to make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of Donaldson, Lufkin & Jenrette Securities Corporation; and

          (iii) authorizes the Company to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any shares of Common Stock and any securities convertible into or exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such shares or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary or desirable in connection with the enforcement hereof. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors, and assigns of the undersigned.

                                          Very truly yours,

                                          --------------------------------------
                                          (Name -- Please Type)
                                          (Address)
                                          (Social Security or Taxpayer
                                          Identification No.)

                                       B-2